UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2025

AGENUS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-29089	06-1562417
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Forbes Road
Lexington, Massachusetts		02421
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 781 674-4400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AGEN	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Agenus Inc. (the “Company”) held its Annual Meeting of Stockholders on June 17, 2025 (the “Annual Meeting”). A total of 16,711,637 shares of common stock, representing 61.5% of the shares outstanding and eligible to vote and constituting a quorum, were present at the Annual Meeting or represented by valid proxies. At the Annual Meeting, the Company’s stockholders voted on the following matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on April 18, 2025: (i) to elect Brian Corvese and Timothy Wright as a Class I directors, each for a term of three years expiring at the 2028 Annual Meeting of Stockholders (“Proposal 1”); (ii) to approve an amendment to the Company’s Amended and Restated 2019 Equity Incentive Plan (“2019 EIP”) to increase the number of shares of common stock authorized for issuance thereunder from 5,050,000 shares to 12,050,000 shares (“Proposal 2”); (iii) to approve an amendment to the Company’s Amended and Restated Directors’ Deferred Compensation Plan (as amended) to increase the number of shares of common stock authorized for issuance thereunder from 63,750 shares to 88,750 shares (“Proposal 3”); (iv) to approve an amendment to the Company’s 2019 Employee Stock Purchase Plan (as amended) to increase the number of shares of common stock authorized for issuance thereunder from 100,000 shares to 150,000 shares (“Proposal 4”); (v) to approve a one-time exchange of options to purchase shares under our 2019 EIP, our Amended and Restated 2009 Equity Incentive Plan, and our 2015 Inducement Equity Plan (“Proposal 5”); (vi) approve, in a non-binding advisory vote, the compensation of the Company’s named executive officers (“Proposal 6”); and (vii) to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (“Proposal 7”).

The Company’s stockholders approved the Class I director nominees recommended for election in Proposal 1 at the Annual Meeting.

The votes cast at the Annual Meeting were as follows:

Class I Director Nominee	For	Withheld	Broker Non-Votes
Brian Corvese	5,990,696	4,826,366	5,894,575
Timothy Wright	6,857,208	3,959,854	5,894,575

The Company’s stockholders approved Proposal 2. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
6,141,762	4,593,951	81,349	5,894,575

The Company’s stockholders approved Proposal 3. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
6,967,755	3,759,541	89,766	5,894,575

The Company’s stockholders approved Proposal 4. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
7,632,807	3,112,164	72,091	5,894,575

The Company’s stockholders did not approve Proposal 5. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
4,869,821	5,824,232	123,009	5,894,575

The Company’s stockholders did not approve Proposal 6. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
5,162,339	5,184,095	470,628	5,894,575

The Company’s stockholders approved Proposal 7. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
13,618,003	2,874,982	218,652	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 20, 2025	By:	/s/ Christine M. Klaskin
Christine M. Klaskin VP Finance